Exhibit 99.1

PowerSecure Announces Actions to Enhance Focus on Core Business

Wake Forest, N.C. – June 2, 2011 – PowerSecure International, Inc. (Nasdaq: POWR) today announced it has taken actions to enhance its focus on its core business, including the sale of its non-core WaterSecure business, and the exit of its PowerPackages business.

The Company reported that its WaterSecure operations, which holds a minority interest in a water recycling and disposal business in Colorado, has been monetized through the sale of the business assets to an unaffiliated third party. As a result of the sale, which was an all-cash transaction completed on June 2, 2011, the Company expects to receive approximately $27 million of cash proceeds, including approximately $25 million in connection with the closing of the sale, and approximately $2 million which was placed in escrow and will be distributed in twelve months subject to customary post-closing adjustments and contingencies. PowerSecure will record a pre-tax gain on the sale of approximately $21 million in its second quarter ended June 30, 2011.

The results of the Company’s WaterSecure operations, including the gain on the sale, will be reported as continuing operations in its consolidated financial statements. The Company also reported that the WaterSecure transaction would utilize the majority of its $25 million of tax net operating loss carry-forwards in 2011, which will minimize the Company’s cash tax liability from the sale, but will also result in an increased effective tax rate in future periods which the Company expects will approximate statutory tax rates.

The Company also reported that in conjunction with its on-going efforts to enhance its focus on its core business, it will exit its PowerPackages business. PowerPackages is a medium speed generator business the Company entered into mid-2009. The Company has initiated a plan to exit the business by December 31, 2011. The Company expects to incur losses from the impairment of long-lived assets associated with the business, as proceeds from the disposition of the business are expected to be less than its carrying value of approximately $4 million. The Company also expects to incur additional expenses related to the exit plan, including employee and facility-related costs. As a result, the Company expects to record pre-tax charges related to the PowerPackages business during its second quarter ended June 30, 2011, of $2-4 million. The results of the Company’s PowerPackages operations, including the charges related to this exit plan, will be reported as continuing operations in its financial statements for the period ended June 30, 2011, and will remain in continuing operations until the disposition of the business is complete and operations cease, at which time it will be reclassified in to discontinued operations for all prior and subsequent periods.

Sidney Hinton, CEO of PowerSecure, said, “The sale of WaterSecure, in conjunction with the sale of Southern Flow earlier this year, completes our strategy of monetizing our non-core businesses to enhance our focus on our core Energy and Smart Grid Solutions business. This transaction provides us with significant capital to support the continuing growth of our core business, and enables us to deploy our capital more efficiently into areas of higher return. We want to thank our partners who operated our WaterSecure operations for their years of service and partnership, and we wish them well in their exciting new beginning.” Mr. Hinton continued, “Additionally, after a thoughtful evaluation of the best and highest use of our time and resources, we have decided to exit our PowerPackages business. While we continue to believe the business has a strong value proposition, we also believe it is important that we hone our focus on the business opportunities that have the most near and mid-term revenue and profit potential, and the exit of this business will save our Company approximately $1 million in on-going expenses annually.”

About PowerSecure

PowerSecure International, Inc. is a leading provider of Energy and Smart Grid Solutions to electric utilities, and their commercial, institutional, and industrial customers. PowerSecure’s Energy and Smart Grid Solutions businesses provide products and services in the areas of Energy Efficiency, Interactive Distributed Generation, and Utility Infrastructure. The Company’s Energy Efficiency business provides customers with energy efficient lighting technologies that deliver improved quality of light, including its proprietary EfficientLights® LED lighting products for grocery, drug, and convenience stores, and its SecureLite and PowerLite street lights for utilities and municipalities which are available through its EnergyLite business unit. The Company is a pioneer in developing Interactive Distributed Generation® systems with sophisticated, proactive smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes, and 3) provide customers with the most dependable standby power in the industry. PowerSecure also provides utilities with transmission and distribution infrastructure construction and maintenance services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

This press release contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the outlook for the Company’s future revenues, earnings, margins, cash resources and cash flow and other financial and operating information and data; the Company’s future business operations, strategies and prospects; management estimates of the proceeds and gains related to the sale of its WaterSecure operations, as well as charges, costs and cash expenditures expected to be incurred in connection with the discontinuance of the PowerPackages business, as well as future savings after exiting the business; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, higher than expected of different PowerPackages disposition expenses, lower than expected of different proceeds realized from the WaterSecure sale due to escrow reductions of additional liabilities paid; the recent downturn, disruption and volatility in the economy, financial markets and business markets and the effects thereof on the Company’s markets and customers, the demand for its products and services, and the Company’s access to capital; the size, timing and terms of sales and orders, including the Company’s revenue backlog discussed in this press release, and the risk of customers delaying, deferring or canceling purchase orders or making smaller purchases than expected; the effects of the sales of its Southern Flow and WaterSecure operations and the Company’s strategy of monetizing its non-core businesses on the Company’s financial condition and results of operations; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the ability of the Company to obtain adequate supplies of key components and materials of sufficient reliability and quality for its products and technologies on a timely and cost-effective basis and the effects of related warranty claims and disputes; the ability of the Company to successfully expand its core distributed generation products and services, to successfully develop and achieve market acceptance of its new energy-related businesses, to successfully expand its recurring revenue projects, to manage its growth and to address the effects of any future changes in utility tariff structures and environmental requirements on its business solutions; the effects of competition; changes in customer and industry demand and preferences; the ability of the Company to continue the growth and diversification of its customer base; the ability of the Company to attract, retain, and motivate its executives and key personnel; changes in the energy industry in general and the electricity, oil, and natural gas markets in particular, including price levels; the effects of competition; the ability of the Company to secure and maintain key contracts and relationships; the effects of pending and future litigation, claims and disputes; and other risks, uncertainties and other factors identified from time to time in its reports filed with or furnished to the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K, as well as subsequently filed reports on Form 10-Q and Form 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Contact
Chris Hutter
Chief Financial Officer
PowerSecure International, Inc.
(919) 453-1760

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